SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  August 17, 2005

(Date of earliest event reported)

Huffy Corporation

(Exact name of Registrant as specified in its Charter)

Ohio (State or other jurisdiction of incorporation)	1-5325 (Commission File No.)	31-0326270 (IRS Employer Identification Number)

225 Byers Road, Miamisburg, Ohio	45342-3614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 866-6251

N/A

(Former name or former address, if changed since last report)

Item 8.01 Other Events.

Huffy Corporation announced in a press release dated August 17, 2005 that the U.S. Bankruptcy Court for the Southern District of Ohio has approved the Disclosure Statement for the Company’s Joint Plan of Reorganization.  The press release is attached as an exhibit to this filing.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.

Description

99.1

Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUFFY CORPORATION

Date: August 18, 2005	By: /s/ Nancy A. Michaud Nancy A. Michaud, Senior Vice President, General Counsel and Secretary